                                                                      EXHIBIT 99

              Too, Inc. Second Quarter Net Income More Than Doubles

   NEW ALBANY, Ohio; August 17, 2004 - Too, Inc. (NYSE: TOO) today reported net income for the second quarter ended July 31, 2004 of $1.4 million, or $0.04 per diluted share, on net sales of $139.8 million, compared to second quarter 2003 net income from continuing operations of $638,000, or $0.02 per diluted share, on net sales of $131.7 million.

The 2004 earnings include a one-time, after-tax charge of $830,000, or $0.02 per diluted share for previously disclosed severance benefits for two former executives. The operating results for the 2003 periods, unless otherwise indicated, relate only to Too Inc.'s continuing operations. In May 2003, the company announced the discontinuation of its mishmash retail concept and all stores were closed by the end of November 2003.

"Our second quarter earnings improvement is primarily a result of controlled inventories and expenses consistent with Limited Too's strategic plan," said Mike Rayden, Chairman, President and CEO of Too, Inc. "Our focus is on improving shareholder value by growing earnings while building on our Limited Too and Justice brands."

Limited Too comparable store sales for second quarter 2004 decreased 3% compared to the 13% decrease for the like period last year. The company said that the earlier Easter this year shifted some sales out of second quarter.

A live webcast and replay of today's conference call with security analysts to review the operating results for the second quarter will be available on the Internet beginning at 9:00 a.m. Eastern Time today. Go to http://www.tooinc.com and click on the Event Calendar button to listen to the call.

Too, Inc. is a leading specialty retailer for young girls. At Limited Too, the company sells apparel, swimwear, sleepwear, underwear, footwear, lifestyle and personal care products for active, fashion-aware `tween (ages 7 to 14) girls. Limited Too currently operates 561 stores in 46 states and Puerto Rico, and publishes a catalog coinciding with key `tween shopping times throughout the year. Limited Too also conducts e-commerce on its Web site, limitedtoo.com. In January 2004, the company launched Justice, a new specialty retail concept for young girls, offering sportswear, related accessories and lifestyle items to value-conscious customers, predominantly in off-the-mall store locations. Justice currently operates 30 stores in 12 states.

The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by management of the Company involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Forward-looking statements are indicated by words such as "anticipate," "estimate," "expect," "intend," "risk," "could," "may," "will," "pro forma," "likely," "possible," "potential," and similar words and phrases and the negative forms and variations of these words and phrases. The following factors, among others, in some cases have affected, and in the future could affect, the Company's


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
financial performance and actual results and could cause future performance and financial results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by management: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges and paper and printing costs; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; and/or other risk factors that may be described in the Safe Harbor Statement and Business Risks section of the Company's Form 10-K, filed April 29, 2002, as well as other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.










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
                                   TOO, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
          FOR THE THIRTEEN WEEKS ENDED JULY 31, 2004 AND AUGUST 2, 2003
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     THIRTEEN WEEKS ENDED                  THIRTEEN WEEKS ENDED
                                                 ----------------------------          ----------------------------
                                                  JULY 31,            % OF              AUGUST 2,            % OF
                                                    2004              SALES               2003              SALES
                                                 ----------        ----------          ----------        ----------
Net sales                                        $  139,841             100.0%         $  131,704             100.0%
      Cost of goods sold, buying and
           occupancy costs                           95,941              68.6%             91,896              69.8%
                                                 ----------        ----------          ----------        ----------
Gross income                                         43,900              31.4%             39,808              30.2%
      General, administrative and store
           operating expenses                        42,067              30.1%             38,835              29.5%
                                                 ----------        ----------          ----------        ----------
Operating income                                      1,833               1.3%                973               0.7%
      Interest income, net                              201               0.1%                 65               0.0%
                                                 ----------        ----------          ----------        ----------
Income from continuing operations
      before income taxes                             2,034               1.5%              1,038               0.8%
Provision for income taxes                              642               0.5%                400               0.3%
                                                 ----------        ----------          ----------        ----------
Income from continuing operations                     1,392               1.0%                638               0.5%
Loss on discontinued operations of
      mishmash, net of tax                                                                 (4,468)             -3.4%
                                                 ----------        ----------          ----------        ----------
Net income (loss)                                $    1,392               1.0%         $   (3,830)             -2.9%
                                                 ==========        ==========          ==========        ==========

Net income (loss) per share - basic:

      Continuing operations                      $     0.04                            $     0.02
      Discontinued operations                             -                                 (0.13)
                                                 ----------                            ----------
      Net income (loss) per basic share          $     0.04                            $    (0.11)
                                                 ==========                            ==========

Net income (loss) per share - diluted:

      Continuing operations                      $     0.04                            $     0.02
      Discontinued operations                             -                                 (0.13)
                                                 ----------                            ----------
      Net income (loss) per diluted share        $     0.04                            $    (0.11)
                                                 ==========                            ==========

Weighted average common shares:

      Basic                                          34,446                                34,271
                                                 ==========                            ==========
      Diluted                                        34,786                                34,271
                                                 ==========                            ==========

                                    TOO, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE TWENTY-SIX WEEKS ENDED JULY 31, 2004 AND AUGUST 2, 2003
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 TWENTY-SIX WEEKS ENDED                TWENTY-SIX WEEKS ENDED
                                              ----------------------------          ---------------------------
                                               JULY 31,            % OF              AUGUST 2,          % OF
                                                 2004              SALES               2003             SALES
                                              ----------        ----------          ----------       ----------
Net sales                                     $  293,972             100.0%         $  269,675            100.0%
Cost of goods sold, including buying
      and occupancy costs                        199,033              67.7%            187,240             69.4%
                                              ----------        ----------          ----------       ----------
Gross income                                      94,939              32.3%             82,435             30.6%
General, administrative and store
      operating expenses                          84,976              28.9%             74,390             27.6%
                                              ----------        ----------          ----------       ----------
Operating income                                   9,963               3.4%              8,045              3.0%
Interest income, net                                 414               0.1%                189              0.1%
                                              ----------        ----------          ----------       ----------
Income before income taxes                        10,377               3.5%              8,234              3.1%
Provision for income taxes                         3,742               1.3%              3,000              1.1%
                                              ----------        ----------          ----------       ----------
Income from continuing operations                  6,635               2.3%              5,234              1.9%
Loss on discontinued operations of
      mishmash, net of tax                                                              (4,905)            -1.8%
                                              ----------        ----------          ----------       ----------
Net Income                                    $    6,635               2.3%         $      329              0.1%
                                              ==========        ==========          ==========       ==========

Net income (loss) per share - basic:

      Continuing operations                   $     0.19                            $     0.15
      Discontinued operations                          -                                 (0.14)
                                              ----------                            ----------
      Net income per basic share              $     0.19                            $     0.01
                                              ==========                            ==========

Net income (loss) per share - diluted:

      Continuing operations                   $     0.19                            $     0.15
      Discontinued operations                          -                                 (0.14)
                                              ----------                            ----------
      Net income per diluted share            $     0.19                            $     0.01
                                              ==========                            ==========

Weighted average common shares:

      Basic                                       34,425                                34,185
                                              ==========                            ==========
      Diluted                                     34,850                                34,649
                                              ==========                            ==========


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


                                    TOO, INC.
                           CONSOLIDATED BALANCE SHEETS
                       AS OF JULY 31, 2004 AND JANUARY 31, 2004
                   (UNAUDITED, IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                              JULY 31,        JANUARY 31,
                                                                                2004              2004
                                                                             ---------         ---------
                              ASSETS

CURRENT ASSETS:
     Cash and equivalents                                                    $ 102,463         $ 114,990
     Restricted cash                                                            26,780            20,846
     Receivables                                                                 7,116             6,802
     Income taxes receivable                                                       597             5,542
     Inventories                                                                75,702            58,299
     Store supplies                                                             13,400            13,285
     Other                                                                       2,387             2,542
                                                                             ---------         ---------
Total current assets                                                           228,445           222,306

Property and equipment, net                                                    143,880           147,038
Deferred income taxes                                                            6,780             6,780
Other assets                                                                    14,484            14,434
                                                                             ---------         ---------

Total assets                                                                 $ 393,589         $ 390,558
                                                                             =========         =========

               LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                        $  40,778         $  35,660
     Accrued expenses                                                           40,244            41,725
     Income taxes payable                                                        8,304            17,464
                                                                             ---------         ---------
Total current liabilities                                                       89,326            94,849

Other long-term liabilities                                                     14,388            13,956

Commitments and contingencies

                       SHAREHOLDERS' EQUITY
Preferred stock, 50 million shares authorized                                        -                 -
Common stock, $.01 par value, 100 million shares
     authorized, 34.5 million and 34.4 million issued and outstanding
     at July 31, 2004 and January 31, 2004, respectively                           345               344
Treasury stock, at cost, 29,709 shares                                            (998)             (998)
Paid in capital                                                                121,446           119,960
Retained earnings                                                              169,082           162,447
                                                                             ---------         ---------

Total shareholders' equity                                                     289,875           281,753
                                                                             ---------         ---------

Total liabilities and shareholders' equity                                   $ 393,589         $ 390,558
                                                                             =========         =========





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

                                   TOO, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE TWENTY-SIX WEEKS ENDED JULY 31, 2004 AND AUGUST 2, 2003
                           (UNAUDITED, IN THOUSANDS)

                                                                  TWENTY-SIX WEEKS ENDED
                                                               ---------------------------
                                                                JULY 31,         AUGUST 2,
                                                                  2004              2003
                                                               ---------         ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income                                                  $   6,635         $     329

IMPACT OF OTHER OPERATING ACTIVITIES ON CASH FLOWS:

   Depreciation and amortization                                  10,659             9,502
   Loss on impairment of assets                                        -             5,560

   CHANGES IN ASSETS AND LIABILITIES:
       Inventories                                               (17,403)           (8,846)
       Accounts payable and accrued expenses                       3,932            (2,663)
       Income taxes                                               (4,213)           (8,371)
       Other assets                                                  775            (3,604)
       Other liabilities                                             432             1,608
                                                               ---------         ---------

   NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES              817            (6,485)
                                                               ---------         ---------

INVESTING ACTIVITIES:

   Capital expenditures                                          (11,002)           (9,833)
   Funding of nonqualified benefit plans                            (431)                -
   Restricted cash                                                (5,934)          (23,699)
                                                               ---------         ---------

   NET CASH USED FOR INVESTING ACTIVITIES                        (17,367)          (33,532)
                                                               ---------         ---------

FINANCING ACTIVITIES:

   Stock options and other equity changes                            964               295
   Change in cash overdraft                                        3,059               591
                                                               ---------         ---------

   NET CASH PROVIDED BY FINANCING ACTIVITIES                       4,023               886
                                                               ---------         ---------

   NET DECREASE IN CASH AND EQUIVALENTS                          (12,527)          (39,131)

   Cash and equivalents, beginning of period                     114,990           105,700
                                                               ---------         ---------

   Cash and equivalents, end of period                         $ 102,463         $  66,569
                                                               =========         =========

                                   TOO, INC.
                                 SELECTED DATA
        FOR THE TWENTY-SIX WEEKS ENDED JULY 31, 2004 AND AUGUST 2, 2003
                           (UNAUDITED, IN THOUSANDS)


                                   TWENTY-SIX WEEKS ENDED
                                   ----------------------
                                   JULY 31,       AUGUST 2,
                                     2004           2003
                                   -------        -------
CAPITAL EXPENDITURES
   First Quarter                   $ 6,444        $ 5,636
   Second Quarter                    4,558          4,197
                                   -------        -------
   Year-to-date                    $11,002        $ 9,833
                                   =======        =======

DEPRECIATION & AMORTIZATION
   First Quarter                   $ 5,157        $ 4,682
   Second Quarter                    5,502          4,820
                                   -------        -------
   Year-to-date                    $10,659        $ 9,502
                                   =======        =======

INTEREST INCOME, NET
   First Quarter                   $   213        $   124
   Second Quarter                      201             65
                                   -------        -------
   Year-to-date                    $   414        $   189
                                   =======        =======

                                    TOO, INC.
                              STORE OPERATING DATA
         FOR THE TWENTY-SIX WEEKS ENDED JULY 31, 2004 AND AUGUST 2, 2003


                                                        JULY 31,       AUGUST 2,
Limited Too Store Count                                   2004           2003
-----------------------                                  ------         ------
Beginning of quarter                                        554            515
     Opened                                                   6             22
     Closed                                                   0              0
                                                         ------         ------
           Quarter-to-date                                  560            537
                                                         ======         ======

Beginning of year                                           553            510
     Opened                                                   9             29
     Closed                                                  (2)            (2)
                                                         ------         ------
           Year-to-date                                     560            537
                                                         ======         ======


OTHER OPERATING DATA
--------------------

mishmash stores                                               -             18
Justice stores                                               30              -
Total square feet at period end (in thousands)(1)         2,311          2,213


(1)  Amounts exclude Justice and mishmash stores.




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